                                                                   EXHIBIT 10.12


[THE BANK  LETTER OF CREDIT DEPARTMENT
 OF NEW    CHURCH ST. STATION
  YORK     P.O. BOX 11238
  LOGO]    NEW YORK, N.Y. 10286-1238

OUR REF. NO.                        DATE
500045137                           DECEMBER 21 2001

BENEFICIARY                         APPLICANT
FLEET CAPITAL CORPORATION, AS       ALLSTATE INSURANCE COMPANY
ADMINISTRATIVE AND COLLATERAL       3075 SANDERS ROAD, SUITE 62H
AGENT, 300 GALLERIA PARKWAY, N.W.   NORTHBROOK, IL 60062
SUITE 800, ATLANTA, GA 30339


GENTLEMEN/LADIES:

WE HEREBY ISSUE OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN
YOUR FAVOR, EFFECTIVE IMMEDIATELY,
OUR REFERENCE NO. 600045137

ACCOUNT OF:
ALLSTATE INSURANCE COMPANY
3075 SANDERS ROAD, SUITE 62H
NORTHBROOK, IL 60062

AVAILABLE WITH:   OURSELVES
                  BY PAYMENT

DRAFTS BY SIGHT
DRAWN ON THE BANK OF NEW YORK, NEW
YORK, NEW YORK, AS INDICATED BELOW

TO THE EXTENT OF: ***UBC202.300.00***

EXPIRY DATE       JULY 31 2002
PLACE OF EXPIRY:  OUR COUNTERS

ADDITIONAL DETAILS:
ATTENTION: ASHLEY CONE
           (770) 857-2924

WE ARE INFORMED BY OUR CLIENT THAT: "THIS LETTER OF CREDIT IS
BEING ISSUED TO PARTIALLY SECURE A REVOLVING CREDIT FACILITY
OF TOM'S FOODS, INC., A COMPANY IN WHICH ALLSTATE INSURANCE
COMPANY HAS A MINORITY EQUITY INTEREST."

FUNDS UNDER THIS LETTER OF CREDIT ARE AVAILABLE TO YOU AGAINST
YOUR RIGHT DRAFT(S) DRAWN ON US, ACCOMPANIED BY:

I. YOUR SEPARATE DATED AND WRITTEN STATEMENT, PURPORTEDLY
VIEWED BY ONE OF YOUR AUTHORIZED REPRESENTATIVES, READING AS
FOLLOWS:

"WE HEREBY CERTIFY THAT THE AMOUNT OF OUR DRAWING, U.S. $_________, UNDER YOUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. 60045137
REPRESENTS FUNDS DUE AND PAYABLE IN CONNECTION WITH THE UNPAID
FINANCIAL OBLIGATIONS OF TOM'S FOODS, INC. UNDER A CERTAIN

                           - CONTINUED ON NEXT PAGE -

                                                                   EXHIBIT 10.12


[THE BANK  LETTER OF CREDIT DEPARTMENT
 OF NEW    CHURCH ST. STATION
  YORK     P.O. BOX 11238
  LOGO]    NEW YORK, N.Y. 10286-1238

OUR LETTER OF CREDIT 500045137
ALLSTATE INSURANCE COMPANY

REVOLVING CREDIT FACILITY GRANTED BY US TO THEM.

ALL DRAFTS MUST BEAR ON THEIR FACE THE CLAUSE: "DRAWN UNDER THE BANK OF NEW YORK IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER 500045137".

WE HEREBY ENGAGE WITH THE DRAWERS OF DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT, THAT THE SAME SHALL BE DULY HONORED ON PRESENTATION TO US AT OUR OFFICE LOCATED AT 101 BARCLAY STREET, NEW YORK, NY 10286, ATTENTION: THE MANAGER, STANDBY LETTER OF CREDIT DEPARTMENT, FLOOR 8 EAST, ON OR BEFORE JULY 31, 2002.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION). INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500.

YOURS VERY TRULY,

/s/
AUTHORIZED SIGNATURE

                      [BANK OF AMERICA LETTERHEAD & LOGO]


DATE: SEPTEMBER 27, 2001

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER: 7405873


             BENEFICIARY                          APPLICANT
   FLEET CAPITAL CORPORATION,                HEICO HOLDING INC.
   AS ADMINISTRATIVE AND COLLATERAL          2626 WARRENVILLE ROAD
   AGENT                                     SUITE 400

   300 GALLERIA PARKWAY, N.W.
   SUITE 800
   ATLANTA, GA 30339
   ATTN: OFFICE HEAD

                                                  AMOUNT
                                             NOT EXCEEDING USD 1,650,000.00
                                             NOT EXCEEDING ONE MILLION SIX
                                             HUNDRED FIFTY THOUSAND AND 00/100'S
                                             US DOLLARS

                                                  EXPIRATION
                                             JULY 31, 2002 AT OUR COUNTERS

LADIES AND GENTLEMEN:

WE, BANK OF AMERICA, N.A., CHICAGO, ILLINOIS, HEREBY ESTABLISH, AT THE REQUEST AND FOR THE ACCOUNT OF OUR CUSTOMER, HEICO HOLDING, INC., AND IN YOUR FAVOR, OUR IRREVOCABLE TRANSFERRABLE STANDBY LETTER OF CREDIT NO. 7405873, WHEREBY WE HEREBY IRREVOCABLY AUTHORIZE YOU TO DRAW ON US, IN ACCORDANCE WITH THE TERMS AND CONDITIONS HEREINAFTER SET FORTH, BY YOUR DRAFT AT SIGHT, AN AGGREGATE AMOUNT NOT EXCEEDING ONE MILLION SIX HUNDRED FIFTY THOUSAND AND NO/100'S U.S. DOLLARS (U.S. $1,650,000.00).

FUNDS AGAINST THIS LETTER OF CREDIT ARE AVAILABLE TO YOU, IN LAWFUL CURRENCY OF THE UNITED STATES OF AMERICA, AGAINST YOUR SIGHT DRAFT, DRAWN ON US AND REFERRING THEREON TO THE NUMBER AND DATE OF THIS LETTER OF CREDIT IN THE FORM ANNEXED HERETO AS ANNEX 1, WITH BLANKS COMPLETED, PURPORTEDLY SIGNED BY AN OFFICER OF FLEET CAPITAL CORPORATION, IN ITS CAPACITY AS ADMINISTRATIVE AND COLLATERAL AGENT FOR VARIOUS LENDERS (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS IN SUCH CAPACITY, "BENEFICIARY") AND ACCOMPANIED BY A WRITTEN CERTIFICATE, PURPORTEDLY SIGNED BY AN OFFICER OF BENEFICIARY IN THE FORM OF ANNEX 2 ANNEXED HERETO, WITH BLANKS COMPLETED. MULTIPLE DRAWINGS UNDER THIS LETTER OF CREDIT ARE PERMITTED UP TO AN AGGREGATE AMOUNT OF U.S. $1,650,000.00.

THIS LETTER OF CREDIT IS EFFECTIVE IMMEDIATELY AND SHALL EXPIRE AT 5:00 P.M. (CHICAGO, ILLINOIS TIME) AT THE COUNTERS OF BANK OF AMERICA IN CHICAGO, ILLINOIS, ON JULY 31, 2002.

PRESENTATION OF A DRAFT IN THE FORM OF ANNEX 1 AND SUCH CERTIFICATE IN THE FORM OF ANNEX: 2 MAY BE MADE ON ANY DAY WHICH IS A BUSINESS DAY FOR US AT OUR OFFICE LOCATED AT:
         BANK OF AMERICA, N.A.
         231 S. LA SALLE STREET, 17TH FLOOR
         MAIL CODE: IL1-231-17-00
         CHICAGO, IL 60697
         ATTN: STANDBY LETTER OF CREDIT DEPT.
IF WE RECEIVE A SIGHT DRAFT AND SUCH CERTIFICATE AT SUCH OFFICE ON OR PRIOR TO THE EXPIRY DATE HEREOF, WE HEREBY AGREE WITH YOU THAT WE WILL DULY HONOR THE SAME AND MAKE PAYMENT TO YOU BY WIRE TRANSFER IN IMMEDIATELY AVAILABLE FEDERAL FUNDS, NOT LATER THAN 1:00 P.M.

[BANK OF AMERICA LETTERHEAD & LOGO]

THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: 7405873

(CHICAGO, ILLINOIS TIME) ON THE NEXT SUCCEEDING BUSINESS DAY, TO SUCH BANK ACCOUNT AS SHALL HAVE BEEN DESIGNATED BY YOU IN SUCH CERTIFICATE.

THE STATED AMOUNT OF THIS LETTER OF CREDIT SHALL ALSO BE PERMANENTLY REDUCED FROM TIME TO TIME UPON OUR RECEIPT OF YOUR CERTIFICATION IN THE FORM OF ANNEX 3 HERETO, PURPORTEDLY SIGNED BY AN OFFICER OF BENEFICIARY, WITH BLANKS COMPLETED.

ANY REQUEST FOR PAYMENT UNDER THIS LETTER OF CREDIT SHALL BE FINAL AND CONCLUSIVE FOR ALL PURPOSES WITHOUT VERIFICATION BY US AND SHALL NOT BE SUBJECT TO REFUTATION, DENIAL, OR CONTEST. THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SHALL NOT BE MODIFIED, AMENDED, AMPLIFIED, OR LIMITED BY REFERENCE TO AY DOCUMENT, INSTRUMENT, OR AGREEMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES, EXCEPT ONLY THE SIGHT DRAFT IN THE FORM OF ANNEX 1 AND THE CERTIFICATE IN THE FORM OF EITHER ANNEX 2 OR ANNEX 3, AS INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT, INSTRUMENT, OR AGREEMENT EXCEPT FOR THE SIGHT DRAFT AND CERTIFICATE REFERRED TO HEREINABOVE.

THIS LETTER OF CREDIT IS TRANSFERABLE IN ITS ENTIRETY. TRANSFER OF THIS LETTER OF CREDIT IS SUBJECT TO OUR RECEIPT OF BENEFICIARY'S INSTRUCTIONS IN THE FORM ATTACHED HERETO AS ANNEX 4 (BANK OF AMERICA, N.A. TRANSFER FORM) ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND AMENDMENT(S), IF ANY, UPON SUCH TRANSFER, ALL REFERENCES HEREIN TO THE BENEFICIARY SHALL BE AUTOMATICALLY CHANGED TO SUCH TRANSFEREE. COSTS AND EXPENSE OF SUCH TRANSFER SHALL BE FOR THE ACCOUNT OF THE APPLICANT.

EACH PAYMENT MADE BY US HEREUNDER SHALL, PERMANENTLY REDUCE THE STATED AMOUNT BY THE AMOUNT OF SUCH PAYMENT, AND NO DEMAND FOR PAYMENT HEREUNDER SHALL EXCEED THE STATED AMOUNT IN EFFECT AT SUCH TIME.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES 1998 (ISP98).

IN ADDITION, IF YOU REQUIRE ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THIS MATTER, PLEASE CALL 312-923-5949.

BANK OF AMERICA, N.A.
CHICAGO, ILLINOIS



---------------------------------            ---------------------------------
AUTHORIZED SIGNATURE                         AUTHORIZED SIGNATURE

[BANK OF AMERICA LETTERHEAD & LOGO]


THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: 7405873


                                 -- ANNEX 1 --

                                  SIGHT DRAFT

DATE:
     -------------------

TO:  BANK OF AMERICA, N.A.
     231 S. LA SALLE STREET, 17TH FLOOR
     MAIL CODE: IL1-231-17-00
     CHICAGO, IL 60697
     ATTN: STANDBY LETTER OF CREDIT DEPT.

AT SIGHT

PAY TO THE ORDER OF FLEET CAPITAL CORPORATION, AS ADMINISTRATIVE AND COLLATERAL AGENT (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS IN SUCH CAPACITY,
"BENEFICIARY"),
THE SUM OF                     U.S. DOLLARS (US $           )
          --------------------                   -----------
FOR VALUE RECEIVED AND CHARGE TO ACCOUNT OF LETTER OF CREDIT NO.
7405873, DATED SEPTEMBER 27, 2001.

                                    FLEET CAPITAL CORPORATION
                                    AS ADMINISTRATIVE AND COLLATERAL AGENT
                                    ("BENEFICIARY")

                                    BY:
                                               ---------------------------
                                    NAME:
                                               ---------------------------
                                    TITLE:
                                               ---------------------------

                                    ADDRESS:
                                               ---------------------------

                                               ---------------------------

                                               ---------------------------

                      [BANK OF AMERICA LETTERHEAD & LOGO]


THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER:  7405873


                    - ANNEX 2 -

                    CERTIFICATE

DATE:
     -------------------

THE UNDERSIGNED, FLEET CAPITAL CORPORATION, AS ADMINISTRATIVE AND COLLATERAL AGENT (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS IN SUCH CAPACITY, "BENEFICIARY"), HEREBY CERTIFIES TO BANK OF AMERICA, N.A., CHICAGO, ILLINOIS ("BANK"), WITH REFERENCE TO IRREVOCABLE STANDBY LETTER OF CREDIT NO. 7405873, DATED SEPTEMBER 27, 2001, ISSUED BY BANK FOR THE ACCOUNT OF HEICO HOLDINGS INC. IN FAVOR OF BENEFICIARY (THE "LETTER OF CREDIT", THAT:

1- AN EVENT OF DEFAULT EXISTS UNDER (AND AS DEFINED IN) THAT CERTAIN LOAN AND SECURITY AGREEMENT DATED JANUARY 31, 2000 AMONG BENEFICIARY, VARIOUS LENDERS ("LENDERS") AND TOM'S FOODS INC. ("BORROWER"), AS AMENDED BY THAT CERTAIN FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT DATED JULY 31, 2001 (AS AT ANY OTHER TIME AMENDED, RESTATED OR OTHERWISE MODIFIED, THE "LOAN AGREEMENT");

2- THE TOTAL AMOUNT OF THE DRAFT ACCOMPANYING THIS CERTIFICATE DOES NOT EXCEED THE AMOUNT PERMITTED TO BE DRAWN UNDER THIS LETTER OF CREDIT PURSUANT TO THAT CERTAIN LETTER OF CREDIT AGREEMENT DATED _______________, 2001, AMONG BENEFICIARY, BORROWER, AND ________________.

3- PAYMENT OF THE DRAFT ACCOMPANYING THIS CERTIFICATE SHALL BE MADE TO ACCOUNT NUMBER _________ MAINTAINED BY BENEFICIALLY WITH _________________ WHOSE ADDRESS IS ____________________________, CITY OF _____________, STATE OF
    __________, ABA ROUTING NUMBER ______________________________.



                                         VERY TRULY YOURS,

                                         FLEET CAPITAL CORPORATION,
                                         AS ADMINISTRATIVE AND COLLATERAL AGENT
                                         ("BENEFICIARY")


                                         BY:
                                                 -------------------------------
                                         NAME:
                                                 -------------------------------
                                         TITLE:
                                                 -------------------------------

                                         ADDRESS:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

                      [BANK OF AMERICA LETTERHEAD & LOGO]


THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER; 7405873

                                  - ANNEX 3 -

                                  CERTIFICATE

DATE:_____________________

THE UNDERSIGNED, FLEET CAPITAL CORPORATION, AS ADMINISTRATIVE AND COLLATERAL AGENT (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS IN SUCH CAPACITY, "BENEFICIARY"), HEREBY CERTIFIES TO BANK OF AMERICA, N.A., CHICAGO, ILLINOIS ("BANK") WITH REFERENCE TO IRREVOCABLE STANDBY LETTER OF CREDIT NO. 7405873, DATED SEPTEMBER 27, 2001, ISSUED BY BANK FOR THE ACCOUNT OF HEICO HOLDINGS INC. IN FAVOR OF BENEFICIARY (THE "LETTER OF CREDIT"), THAT:

1 - THE BENEFICIARY HEREBY CONSENTS TO A REDUCTION OF THE STATED AMOUNT OF THE
    LETTER OF CREDIT NO. 7405873 BY $________________;

2 - THE ISSUER IS HEREBY INSTRUCTED AND AUTHORIZED TO REDUCE THE STATED AMOUNT
    OF LETTER OF CREDIT NO. 7405873 BY THE AMOUNT SET FORTH IN PARAGRAPH
    (1) ABOVE, AND

IN WITNESS WHEREOF, THE BENEFICIARY HAS EXECUTED AND DELIVERED THIS CERTIFICATE AS OF THE ___________ DAY OF ________________ , 20___.


VERY TRULY YOURS,

FLEET CAPITAL CORPORATION,
AS ADMINISTRATIVE AND COLLATERAL AGENT
("BENEFICIARY")


                             BY:
                                      ---------------------------
                             NAME:
                                      ---------------------------
                             TITLE:
                                      ---------------------------
                             ADDRESS:
                                      ---------------------------

                                      ---------------------------

                                      ---------------------------

                      [BANK OF AMERICA LETTERHEAD & LOGO]


THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: 7405873

                                  - ANNEX 4 -
                         (FORM OF TRANSFER CERTIFICATE)

                            INSTRUCTION TO TRANSFER

DATE: _________________

TO:   BANK OF AMERICA, N.A.
      231 SOUTH LA SALLE STREET
      MAIL CODE: ILL-231-17-00
      CHICAGO, ILLINOIS 60697
      ATTN: STANDBY L/C DEPT.

RE: YOUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. 7405873

WE REQUEST YOU TO TRANSFER ALL OF OUR RIGHTS AS BENEFICIARY UNDER THE LETTER OF CREDIT REFERENCED ABOVE TO A SECONDARY BENEFICIARY NAMED BELOW:


                 ------------------------------------------
                  (NAME OF TRANSFEREE/SECOND BENEFICIARY)


                 ------------------------------------------
                 (ADDRESS OF TRANSFEREE/SECOND BENEFICIARY)

BY THIS TRANSFER, ALL OUR RIGHTS AS THE ORIGINAL BENEFICIARY, INCLUDING ALL RIGHTS TO MAKE DRAWINGS UNDER THE LETTER OF CREDIT, GO TO THE SECOND BENEFICIARY. THE SECOND BENEFICIARY SHALL HAVE SOLE RIGHTS AS BENEFICIARY, WHETHER EXISTING NOW OR IN THE FUTURE, INCLUDING SOLE RIGHTS TO AGREE TO ANY AMENDMENTS, INCLUDING INCREASES OR EXTENSIONS OR OTHER CHANGES. ALL AMENDMENTS WILL BE SENT DIRECTLY TO THE SECOND BENEFICIARY WITHOUT THE NECESSITY OF CONSENT OR NOTICE TO US.

WE ENCLOSE THE ORIGINAL LETTER OF CREDIT, AND ANY AMENDMENTS THERETO. PLEASE INDICATE YOUR ACCEPTANCE OF OUR REQUEST FOR THE TRANSFER BY ENDORSING THE LETTER OF CREDIT AND SENDING IT TO THE SECOND BENEFICIARY WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

FOR YOUR TRANSFER FEE:
YOU SHALL LOOK TO THE APPLICANT FOR PAYMENT OF ANY AND ALL FEES WHICH MAY BE INCURRED BY YOU IN CONNECTION WITH THIS TRANSFER (AS PER THE LETTER OF CREDIT).


VERY TRULY YOURS,


----------------------------------------
 (LETTER OF CREDIT BENEFICIARY)

BY:
      ----------------------------------

NAME:
      ----------------------------------

TITLE:
      ----------------------------------

THE SIGNATURE AND TITLE ABOVE CONFORM WITH THOSE SHOWN IN OUR FILES AS AUTHORIZED TO SIGN FOR THE BENEFICIARY. POLICIES GOVERNING SIGNATURE AUTHORIZATION AS REQUIRED FOR WITHDRAWALS FROM CUSTOMER ACCOUNTS SHALL ALSO BE APPLIED TO THE AUTHORIZATION OF SIGNATURES ON THIS FORM.

_______________________________________ (NAME OF BANK)


_______________________________________ (AUTHORIZED SIGNATURE AND TITLE)

                      [BANK OF AMERICA LETTERHEAD & LOGO]


DATE: DECEMBER 21, 2001

AMENDMENT TO IRREVOCABLE STANDBY CREDIT NUMBER:  7405873

AMENDMENT NUMBER 1


     BENEFICIARY                            APPLICANT
FLEET CAPITAL CORPORATION             HEICO HOLDING INC.
AS ADMINISTRATIVE AND COLLATERAL      2626 WARRENVILLE ROAD
AGENT                                 SUITE 400
                                      DOWNERS GROVE, IL 60515

300 GALLERIA PARKWAY, N.W.
SUITE 800
ATLANTA, GA 30339
ATTN: OFFICE HEAD


THIS AMENDMENT IS TO BE CONSIDERED AN INTEGRAL PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE AMOUNT OF THIS CREDIT HAS BEEN DECREASED BY USD 772,500.00
THE AGGREGATE AMOUNT OF THE CREDIT IS NOW USD 877,500.00

THE ABOVE REDUCTION TO THE STATED AMOUNT OF THIS LETTER OF CREDIT EFFECTED UPON OUR RECEIPT OF BENEFICIARY'S CERTIFICATION IN THE FORM OF ANNEX 3, DATED DECEMBER 18, 2001.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IF YOU REQUIRE ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THIS AMENDMENT, PLEASE CALL 312-923-5949.




/s/                              /s/
-----------------------          ---------------------------
AUTHORIZED SIGNATURE             AUTHORIZED SIGNATURE

          THIS DOCUMENT CONSISTS OF 1 PAGE(S).

                      [BANK OF AMERICA LETTER HEAD & LOGO]

               IRREVOCABLE TRANSFERABLE STANDBY LETTER OF CREDIT
                                  NO. 3041029

Date of Issue:    September 28, 2001
Date of Expiry:   July 31, 2002
Place of Expiry:  Los Angeles, CA

Applicant:                                         Beneficiary:

CANYON GATE INVESTMENTS, LLC                       FLEET CAPITAL CORPORATION, AS
8904 Canyon Springs Dr.                            ADMINISTRATIVE AND COLLATERAL
Las Vegas, NV 89117                                AGENT FOR VARIOUS LENDERS
                                                   300 Galleria Parkway, N.W.
                                                   Suite 800
                                                   Atlanta, Georgia 30339
                                                   Attn:  Ashley Cone

Stated Amount: US $600,000 (Six Hundred Thousand and 00/100 United States
               Dollars)

Ladies and Gentlemen:

         We hereby establish, at the request and for the account of our customer, Canyon Gate Investments LLC, and in you favor, our Irrevocable Transferable Standby Letter of Credit No. 3041029, whereby we hereby irrevocably authorize you to draw on us, in accordance with the terms and conditions hereinafter set forth, by you draft at sight, an aggregate amount not exceeding SIX HUNDRED THOUSAND DOLLARS(U.S. $600,000).

         Funds against this Letter of Credit are available to you, in lawful currency of the United States of America, against your sight draft, drawn on us and referring thereon to the number and date of this Letter of Credit in the form annexed hereto as ANNEX 1, with blanks completed, purportedly signed by an officer of FLEET CAPITAL CORPORATION, in its capacity as administrative and collateral agent for various lenders (or your Transferee, "Beneficiary") and accompanied by a written certificate, purportedly signed by an officer of Beneficiary in the form of ANNEX 2 annexed hereto, with blanks completed. Multiple drawings under this Letter of Credit are permitted up to an aggregate amount of $600,000.

This letter of Credit is effective immediately and shall expire at 5:00 p.m. (Loss Angeles, California time) at the counters of Bank of America in Loss Angeles, California on July 31, 2002.

         Presentation of a draft in the form of ANNEX 1 and such certificate in the form of ANNEX 2 may be made on any day which is a business day for us at our office located at 333 South Beaudry Ave. Los Angeles, California 90017. If we receive a sight draft and such certificate at such office on or prior to the expiry date hereof, we hereby agree with you that we will duly honor the same and make payment to you by wire transfer in immediately available federal funds, not later than 1:00 p.m. (Los Angeles, California time) on the next succeeding business day, to such bank account as shall have been designated by you in such certificate.

         The stated Amount of this Letter of Credit shall also be permanently reduced from time to time upon or receipt of your certification in the form of ANNEX 3 hereto, purportedly signed by an officer of Beneficiary, with blanks completed.

                      [BANK OF AMERICA LETTERHEAD & LOGO]

         Any request for payment under this Letter of Credit shall be final and conclusive for all purposes without verification by us and shall not be subject to refutation, denial or contest. This Letter of Credit sets forth in full the terms of our undertaking and shall not be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein or in which this Letter of Credit is referred to or to which this Letter of Credit relates, except only the sight draft in the form of Annex 1 and the certificate in the form of either Annex 2 or Annex 3, as appropriate, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for the sight draft and certificate referred to herein above.

         This Letter of Credit is transferable in its entirety upon presentation to us of this Letter of Credit and a Transfer request in the form of Annex 4. Upon such transfer, all references herein to the Beneficiary shall be automatically changed to such Transferee. Each payment made by us hereunder shall permanently reduce the Stated Amount by the amount of such payment, and no demand for payment hereunder shall exceed the Stated Amount in effect at such time.

         This Letter of Credit is subject to the International Standby Practices 1998 (ISP98).

         If you require any assistance or have any questions regarding this transaction, please call (213) 345-6627.



Bank of America, N.A.


/s/ Mia Gonzalez
----------------------------------
Authorized Signature


/s Manuel Banuclos
----------------------------------
Authorized Signature

                      [BANK OF AMERICA LETTERHEAD & LOGO]


                    Annex 1 to Letter of Credit No. 3041029

                                     DRAFT


                                                       _________________, 200_


AT SIGHT

         PAY TO THE ORDER OF FLEET CAPITAL CORPORATION, as administrative and collateral agent (together with its successors and assigns in such capacity, "Beneficiary"), THE SUM OF _______________________ U.S. DOLLARS ($_________),
FOR VALUE RECEIVED AND CHARGE TO ACCOUNT OF LETTER OF CREDIT NO. 3041029 DATED SEPTEMBER 28, 2001.


                                             FLEET CAPITAL CORPORATION, as
                                               administrative and collateral
                                               agent ("Beneficiary")


                                             By
                                                    --------------------------
                                             Name:
                                                    --------------------------
                                             Title:
                                                    --------------------------


                                             Address:
                                                     -------------------------

                                                     -------------------------

                                                     -------------------------


TO:
    ------------------------------------


    ------------------------------------

    ------------------------------------

    ------------------------------------

    Attention:
              --------------------------

                      [BANK OF AMERICA LETTERHEAD & LOGO]

                    Annex 2 to Letter of Credit No. 3041029

                                  CERTIFICATE

         The undersigned, FLEET CAPITAL CORPORATION, as administrative and collateral agent (together with its successors and assigns in such capacity, "Beneficiary"), hereby certifies to Bank of America, N.A. ("Bank") with reference to Irrevocable Standby Letter of Credit No. 3041029, dated September 28, 2001, issued by Bank for the account of Canyon Gate Investments, LLC in favor of Beneficiary (the "Letter of Credit"), that:

         (1) An Event of Default exists under (as defined in) that certain Loan and Security Agreement dated January 31, 2000 among Beneficiary, various lenders ("Lenders") and Tom's Foods Inc. ("Borrower"), as amended by that certain First Amendment to Loan and Security Agreement dated July 31, 2001 (as at any other time amended, restated or otherwise modified, the "Loan Agreement");

         (2) The total amount of the draft accompanying this Certificate does not exceed the amount permitted to be drawn under this Letter of Credit pursuant to that certain Letter of Credit Agreement dated _________________, 2001, among Beneficiary, Borrower, and _____________.

         (3) Payment of the draft accompanying this Certificate shall be made to account number _________ maintained by Beneficiary with _____________ whose address is ______________________
                  ____________________________, City of _____________, State of
                  _______________, ABA routing number ______________.



                                       Very truly yours,



                                       FLEET CAPITAL CORPORATION, as
                                         administrative and collateral agent
                                       ("Beneficiary")



                                       By
                                         ---------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                      [BANK OF AMERICA LETTERHEAD & LOGO]

                    Annex 3 to Letter of Credit No. 3041029

                                  CERTIFICATE

         The undersigned, FLEET CAPITAL CORPORATION, as administrative and collateral agent (together with its successors and assigns in such capacity, "Beneficiary"), hereby certifies to Bank of America, N.A. ("Bank") with reference to Irrevocable Standby Letter of Credit No. 3041029, dated September 28, 2001, issued by Bank for the account of Canyon Gate Investments, LLC in favor of Beneficiary (the "Letter of Credit"), that:

         (1) The Beneficiary hereby consents to a reduction of the stated amount of the Letter of Credit by $____________;

         (2) The Issuer is hereby instructed and authorized to reduce the stated amount of Letter of Credit No. _____________ by the amount set forth in paragraph (1) above; and

         IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of the ___ day of ___________, 20__.



                                       Very truly yours,



                                       FLEET CAPITAL CORPORATION, as
                                         administrative and collateral agent
                                       ("Beneficiary")



                                       By
                                         ---------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                      [BANK OF AMERICA LETTERHEAD & LOGO]

                    Annex 4 to Letter of Credit No. 3041029

            REQUEST FOR ENTIRE ABSOLUTE AND IRREVOCABLE TRANSFER OF
                                LETTER OF CREDIT



________________________       ________________________, 200______
NAME

________________________       Letter of Credit No. ______________
ADDRESS
Issued By ________________________________________________________

TO:      Bank of America, N.A.

We request you to transfer all of our rights as beneficiary under the Letter of Credit referenced above to the new beneficiary named below:

________________________________________________________________________________
NAME OF NEW BENEFICIARY

________________________________________________________________________________
ADDRESS

By this transfer, all our rights as the original beneficiary, including all rights to make drawings under the Letter of Credit, go to the new beneficiary. The new beneficiary shall have sole rights as beneficiary, whether existing now or in the future, including sole rights to agree to any amendments, including increases or extensions or other changes. All amendments will be sent directly to the new beneficiary without the necessity of consent by or notice to us.

We enclose the original letter of credit and any amendments. Please indicate your acceptance of our request for the transfer by endorsing the letter of credit and send it to the new beneficiary with your customary notice of transfer.

For your transfer fee:

__       Enclose is our check for $_______________

__       You may debit my/our account No. _______________

We also agree to pay you on demand any expenses which may be incurred by you in connection with this transfer.

The signature and title at right conform with
those shown in our files as authorized to sign for
the beneficiary. Policies governing signature
authorization as required for withdrawals from
customer accounts shall also be applied to the                      ________________________________________
authorization of signatures on this form.                           NAME OF BENEFICIARY



__________________________________________________                  ________________________________________
NAME OF BANK                                                        NAME OF AUTHORIZED SIGNER AND TITLE



__________________________________________________                  ________________________________________
AUTHORIZED SIGNATURE AND TITLE                                      AUTHORIZED SIGNATURE


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